 STATE STREET INSTITUTIONAL INVESTMENT TRUST
 (the “Trust”)
 P.O. Box 5049
Boston, Massachusetts 02206

STATE STREET EQUITY 500 INDEX FUND ADMINISTRATIVE SHARES (STFAX)
STATE STREET EQUITY 500 INDEX FUND R SHARES
STATE STREET EQUITY 500 INDEX FUND SERVICE SHARES (STBIX)
 STATE STREET EQUITY 400 INDEX FUND
STATE STREET EQUITY 2000 INDEX FUND
STATE STREET AGGREGATE BOND INDEX FUND
STATE STREET INSTITUTIONAL LIMITED DURATION BOND FUND
STATE STREET INSTITUTIONAL LIQUID RESERVES FUND INSTITUTIONAL CLASS (SSIXX)
STATE STREET INSTITUTIONAL LIQUID RESERVES FUND INVESTMENT CLASS (SSVXX)
STATE STREET INSTITUTIONAL LIQUID RESERVES FUND SERVICE CLASS  (LRSXX)
STATE STREET INSTITUTIONAL SHORT-TERM TAX EXEMPT BOND FUND (STFLX)
STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND INSTITUTIONAL CLASS (GVMXX)
STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND INVESTMENT CLASS (GVVXX)
STATE STREET INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUND SERVICE CLASS (GVSXX)
STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND INSTITUTIONAL CLASS (SSTXX)
STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND INVESTMENT CLASS (TFVXX)
STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND SERVICE CLASS (TASXX)
STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND  INSTITUTIONAL CLASS  (TRIXX)
STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND INVESTMENT CLASS  (TRVXX)
STATE STREET INSTITUTIONAL TREASURY MONEY MARKET FUND SERVICE CLASS  (TYSXX)
STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND INSTITUTIONAL CLASS (TPIXX)
STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND INVESTMENT CLASS (TPVXX)
STATE STREET INSTITUTIONAL TREASURY PLUS MONEY MARKET FUND SERVICE CLASS (TPSXX)

STATEMENT OF ADDITIONAL INFORMATION

APRIL 30, 2010

Amended and Restated May 4, 2010

This Statement of Additional Information (“SAI”) relates to the prospectuses dated April 30, 2010, as amended from time to time thereafter for each of the Funds listed above.

The SAI is not a prospectus and should be read in conjunction with the Prospectuses. A copy of each Prospectus can be obtained free of charge by calling (866) 293-0869 or by written request to the Trust at the address listed above.

The Trust’s financial statements for the fiscal year ended December 31, 2009, including the independent registered public accounting firm report thereon, are included in the Trust’s annual report and are incorporated into this SAI by reference. A copy of the Trust’s annual report is available, without charge, upon request, by calling (866) 392-0869 or by written request to the Trust at the address above.

TABLE OF CONTENTS

Trust History	2
Description of the Funds and Their Investments and Risks	3
Additional Investments and Risks	5
Management of the Trust	21
Control Persons and Principal Holders of Securities	26
Investment Advisory and Other Services	30
Portfolio Managers	35
Brokerage Allocation and Other Practices	37
Capital Stock and Other Securities	38
Purchase, Redemption and Pricing of Shares	38
Taxation of the Funds	39
Underwriter	47
Financial Statements	47
Appendix A - Ratings of Debt Instruments	48
Appendix B - Trust’s Proxy Voting Procedures	51
Appendix C - Adviser’s Proxy Voting Procedures	53

TRUST HISTORY

The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts on February 16, 2000.

The Trust is an open-end management investment company. The Trust comprises the following diversified series:

•	State Street Equity 500 Index Fund (the “Equity 500 Index Fund”);

•	State Street Equity 400 Index Fund (the “Equity 400 Index Fund”);

•	State Street Equity 2000 Index Fund (the “Equity 2000 Index Fund”);

•	State Street Aggregate Bond Index Fund (the “Aggregate Bond Index Fund”);

•	State Street Institutional Limited Duration Bond Fund (the “Limited Duration Bond Fund”);

•	State Street Institutional Liquid Reserves Fund (the “ILR Fund”);

•	Street Institutional Short-Term Tax Exempt Bond Fund (the “Short-Term Tax Exempt Bond Fund”);

•	State Street Institutional Tax Free Money Market Fund (the “Tax Free Fund”);

•	State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”)

•	State Street Institutional Treasury Money Market Fund (the “Treasury Fund”); and

•	State Street Institutional Treasury Plus Money Market Fund (the “Treasury Plus Fund”)

The Equity 500 Index Fund, Equity 400 Index Fund, Equity 2000 Index Fund and Aggregate Bond Index Fund are referred to in this SAI as the “Index Funds.” The ILR Fund, Treasury Fund, Treasury Plus Fund, Tax Free Fund and U.S. Government Fund are referred to in this SAI as the “Money Funds” or “Money Market Funds.” The Treasury Fund and Treasury Plus Fund are referred to in this SAI as the “Treasury Funds.” The Limited Duration Bond Fund and Short-Term Tax Exempt Bond Fund are referred to in this SAI as the “Bond Funds.” All Funds together are referred to in this SAI as the “Funds” and each Fund may be referred to in context as the “Fund” as appropriate.

Each Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding master portfolio of the State Street Master Funds (each a “Portfolio” and collectively the “Portfolios”) that has the same investment objective as, and investment policies that are substantially similar to those of, the Fund.  The table below shows the respective Portfolio in which each Fund invests.

Feeder Fund	Master Portfolio
Equity 500 Index Fund	State Street Equity 500 Index Portfolio (“Equity 500 Index Portfolio”)
Equity 400 Index Fund	State Street Equity 400 Index Portfolio (“Equity 400 Index Portfolio”)
Equity 2000 Index Fund	State Street Equity 2000 Index Portfolio (“Equity 2000 Index Portfolio)
Aggregate Bond Index Fund	State Street Aggregate Bond Index Portfolio (“Aggregate Bond Index Portfolio”)
Limited Duration Bond Fund	State Street Limited Duration Bond Portfolio (“Limited Duration Bond Portfolio”)
ILR Fund	State Street Money Market Portfolio (“Money Market Portfolio”)
Short-Term Tax Exempt Bond Fund	State Street Short-Term Tax Exempt Bond Portfolio (“Short-Term Tax Exempt Bond Portfolio”)
Tax Free Fund	State Street Tax Free Money Market Portfolio (“Tax Free Portfolio”)
U.S. Government Fund	State Street U.S. Government Money Market Portfolio (“U.S. Government Portfolio”)
Treasury Fund	State Street Treasury Money Market Portfolio (“Treasury Portfolio”)
Treasury Plus Fund	State Street Treasury Plus Money Market Portfolio (“Treasury Plus Portfolio”)

The Equity 500 Index Portfolio, Equity 400 Index Portfolio, Equity 2000 Index Portfolio and Aggregate Bond Index Portfolio are referred to in this SAI as the “Index Portfolios.” The Money Market Portfolio, Treasury Portfolio, Treasury Plus Portfolio and U.S. Government Portfolio are referred to in this SAI as the “Money Portfolios” or “Money Market Portfolios.” The Treasury Portfolio and Treasury Plus Portfolio are referred to in this SAI as the “Treasury Portfolios.” The Limited Duration Bond Portfolio and Short-Term Tax Exempt Bond Portfolio are referred to in this SAI as the “Bond Portfolios.” All Portfolios together are referred to in this SAI as the “Portfolios” and each Portfolio may be referred to in context as the “Portfolio” as appropriate.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Each Fund’s Prospectus contains information about the investment objective and policies of that Fund. This SAI should only be read in conjunction with the Prospectus of the Fund or Funds in which you intend to invest.

In addition to the principal investment strategies and the principal risks of the Funds and Portfolios described in each Fund’s Prospectus, a Fund or Portfolio may employ other investment practices and may be subject to additional risks, which are described below. In reviewing these practices of the Funds, you should assume that the practices of the corresponding Portfolio are the same in all material respects.

Additional Information Concerning the S&P 500

The Equity 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s(R), a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of shares of the Equity 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance. S&P’s only relationship to the Equity 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500, which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Equity 500 Index Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the price and number of shares of the Equity 500 Index Fund or the timing of the issuance or sale of shares of the Fund, or calculation of the equation by which shares of the Fund are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of shares of the Equity 500 Index Fund.

S&P does not guarantee the accuracy or the completeness of the S&P 500 or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Equity 500 Index Fund, owners of shares of the Fund or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Additional Information Concerning the S&P MidCap 400

The Equity 400 Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of shares of the Equity 400 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P MidCap 400 to track general stock market performance. S&P’s only relationship to the Equity 400 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400, which is determined, composed and calculated by S&P without regard to the Equity 400 Index Fund. S&P has no obligation to take the needs of the Equity 400 Index Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P MidCap 400. S&P is not responsible for and has not participated in the determination of the price and number of shares of the Equity 400 Index Fund or the timing of the issuance or sale of shares of the Fund, or calculation of the equation by which shares of the Fund are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of shares of the Equity 400 Index Fund.

S&P does not guarantee the accuracy or the completeness of the S&P MidCap 400 or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Equity 400 Index Fund, owners of shares of the Fund or any other person or entity from the use of the S&P MidCap 400 or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Additional Information Concerning the Russell 2000 Index

The Equity 2000 Index Fund is not sponsored, endorsed, promoted by, or in any way affiliated with Frank Russell Company (“Russell”). Russell is not responsible for and has not reviewed the Equity 2000 Index Fund or any associated literature or publications, and Russell makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000 Index. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000 Index. Russell’s publication of the Index in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Index is based. Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 Index or any data included in the Index. Russell makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 Index or any data included therein, or any security (or combination thereof) comprising the Index. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Russell 2000 Index or any data or any security (or combination thereof) included therein.

Additional Information Concerning the Barclays Capital U.S. Aggregate Index (the “U.S. Aggregate Index”)

The Aggregate Bond Index Fund is not sponsored, endorsed, sold or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Aggregate Bond Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the U.S. Aggregate Index to track general performance. Barclays Capital’s only relationship to the Aggregate Bond Index Fund is the licensing of certain trademarks and trade names of Barclays Capital and of the U.S. Aggregate Index, which is determined, composed and calculated by Barclays Capital without regard to the Fund. Barclays Capital has no obligation to take the needs of the Aggregate Bond Index Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the U.S. Aggregate Index. Barclays Capital is not responsible for and has not participated in the determination of the price and number of shares of the Aggregate Bond Index Fund or the timing of the issuance or sale of shares of the Fund. Barclays Capital has no obligation or liability in connection with the administration, marketing or trading of shares of the Aggregate Bond Index Fund.

Barclays Capital does not guarantee the accuracy or the completeness of the U.S. Aggregate Index or any data included therein and Barclays Capital shall have no liability for any errors, omissions or interruptions therein. Barclays Capital makes no warranty, express or implied, as to results to be obtained by the Aggregate Bond Index Fund, owners of shares of the Fund or any other person or entity from the use of the U.S. Aggregate Index or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the U.S. Aggregate Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

ADDITIONAL INVESTMENTS AND RISKS

To the extent consistent with its investment objective and restrictions, each Fund or Portfolio may invest in the following instruments and use the following techniques.

Cash Reserves

Each Index Portfolio and the Tax Free Portfolio may hold portions of its assets in short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of: (i) short-term obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or AA or higher by S&P or, if unrated, of comparable quality in the opinion of SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”); (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time an Index Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. To the extent that an Index Portfolio holds the foregoing instruments its ability to track its corresponding Index may be adversely affected. See Appendix A for more information on the ratings of debt instruments.

Credit Default Swaps

The Limited Duration Bond Portfolio may enter into credit default swap transactions. A credit default swap is an agreement between the Portfolio and a counterparty that enables the Portfolio to buy or sell protection against a credit event related to a specified issuer. One party, acting as a “protection buyer,” make periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Portfolio to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Portfolio potentially to reduce its credit exposure to a bond it owns or to take a “short” position in a bond it does not own.

As the protection buyer in a credit default swap, the Portfolio may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the reference issuer. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Portfolio. As the protection buyer, the Portfolio bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Portfolio in the event of a default (or similar event). In addition, when the Portfolio is a protection buyer, the Portfolio’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

The Portfolio may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party reference issuer. In return for its obligation, the Portfolio would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Portfolio effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap.

The use of credit default swaps, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline because of the heightened risk that the counterparty may be unable to satisfy its payment obligations (particularly if the counterparty was the protection seller under the credit default swap contract). In addition, there is no guarantee that the Portfolio can eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Futures Contracts and Options on Futures

Each Index Portfolio may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.

Futures contracts. A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as “contract markets” -- approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a “closing transaction”). Upon entering into a futures contract, an Index Portfolio is required to deposit an initial margin with the futures broker. The initial margin serves as a “good faith” deposit that an Index Portfolio will honor its futures commitments. Subsequent payments (called “variation margin” or “maintenance margin”) to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs. If the Portfolio is unable to enter into a closing transaction, the amount of the Portfolio’s potential loss may be unlimited.

Each Index Portfolio will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

The Limited Duration Bond Portfolio may enter into futures contracts on securities in which it may invest and may purchase and write call and put options on such contracts.

The Limited Duration Bond Portfolio has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Options on futures contracts. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Limited Duration Bond Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the Limited Duration Bond Portfolio is subject to the Adviser’s ability to predict movements in various factors affecting financial markets. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Limited Duration Bond Portfolio, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Adviser to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the Limited Duration Bond Portfolio, the Portfolio may seek to close out such a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would likely continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the Limited Duration Bond Portfolio is subject to the Adviser’s ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Portfolio has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Portfolio’s securities increase instead as a result of a decline in interest rates, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the Limited Duration Bond Portfolio has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Portfolio’s tax-exempt securities decrease, the Portfolio would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Illiquid Securities

Each Portfolio, except for the Treasury Portfolio, may invest in illiquid securities. Each Index Portfolio, the Bond Portfolios and the Tax Free Portfolio will invest no more than 15% of its net assets, and each Money Market Portfolio will invest no more than 10% and 5% of its net and total assets, respectively, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Lending of Portfolio Securities

Each Index Portfolio has the authority to lend portfolio securities to brokers, dealers and other financial organizations in amounts up to 33 1/3% of the total value of its assets. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by an Index Portfolio. An Index Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. An Index Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, an Index Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Options on Securities and Securities Indices

Each Index Portfolio may purchase or sell options on securities in which it may invest and on indices that are comprised of securities in which it may invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded. Typically, a call option will be profitable to the holder of the option if the value of the security or the index increases during the term of the option; a put option will be valuable if the value of the security or the index decreases during the term of the option. The Index Portfolios may also invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

Purchase of Other Investment Company Shares

Each Portfolio may, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and exemptive rules and orders thereunder, invest in shares of other investment companies which invest exclusively in money market instruments or in investment companies with investment policies and objectives which are substantially similar to the Portfolio’s. These investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions.

Repurchase Agreements

Each Portfolio, except for the Treasury Portfolio, may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Portfolio receives securities as collateral. Under a repurchase agreement, the Portfolio purchases securities from a financial institution that agrees to repurchase the securities at the Portfolio’s original purchase price plus interest within a specified time (normally one business day). The Portfolio will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Portfolio may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Portfolio.

Section 4(2) Commercial Paper/Rule 144A Securities

Each Portfolio, other than the Treasury Portfolios and the Short-Term Tax Exempt Bond Portfolio, may also invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“1933 Act”) (“Section 4(2) paper”) or in securities that that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”). The U.S. Government Portfolio may invest in Rule 144A securities, but not Section 4(2) paper.

Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be a transaction exempt from the registration requirements of the 1933 Act. Section 4(2) paper normally is resold to other institutional investors like the Portfolios through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Rule 144A securities generally must be sold only to other qualified institutional buyers.

Section 4(2) paper and Rule 144A securities will not be considered illiquid for purposes of each Fund’s and Portfolio’s percentage limitations on illiquid securities when the Adviser (pursuant to guidelines adopted by the Board of Trustees) determines that a liquid trading market exists for the securities in question. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(2) paper or Rule 144A securities.

U.S. Government Securities

Each Portfolio may purchase U.S. government securities. With respect to U.S. Government securities, the Treasury Portfolio will invest exclusively in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds maturing within 397 days, and other mutual funds, subject to regulatory limitations, that invest exclusively in such obligations. The Treasury Plus Portfolio will invest substantially all of its net assets in direct obligations of the U.S. Treasury (U.S. Treasury bills, notes and bonds) and repurchase agreements collateralized by these obligations. The types of U.S. government obligations in which each other Portfolio may at times invest include: (1) U.S. Treasury obligations and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.

The Money Portfolios may purchase U.S. government obligations on a forward commitment basis. The Money Portfolios, except for the Treasury Portfolios, may also purchase Treasury Inflation-Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protected Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers (“CPI-U”).

Treasury Inflation-Protected Securities

The Limited Duration Bond Portfolio may invest in Inflation-Protection Securities (“IPSs”), a type of inflation-indexed Treasury security. IPSs typically provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the CPI-U.

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPSs also provide for an additional payment (a “minimum guarantee payment”) at maturity if the security’s inflation-adjusted principal amount for the maturity date is less than the security’s principal amount at issuance. The amount of the additional payment will equal the excess of the security’s principal amount at issuance over the security’s inflation-adjusted principal amount for the maturity date.

When-Issued Securities

Each Portfolio may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to the Portfolio until settlement takes place. The Portfolio segregates liquid securities in an amount at least equal to these commitments. For the purpose of determining the adequacy of these securities, the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Portfolio’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Portfolio. When entering into a when-issued transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. The Money Portfolios will not invest more than 25% of their respective net assets in when-issued securities.

Securities purchased on a when-issued basis and held by a Portfolio are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Portfolio remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in the Portfolio’s net asset value (“NAV”).

When payment for when-issued securities is due, a Portfolio will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Reverse Repurchase Agreements

The Aggregate Bond Index Portfolio, the Tax Free Portfolio, the Limited Duration Bond Portfolio, the Money Market Portfolio and the U.S. Government Portfolio may enter into reverse repurchase agreements under the circumstances described in “Investment Restrictions.” In substance, a reverse repurchase agreement is a borrowing for which a Portfolio provides securities as collateral. Under a reverse repurchase agreement, a Portfolio sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. A Portfolio retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Cash or liquid high-quality debt obligations from a Portfolio’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Portfolio’s custodian on the Portfolio’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by a Portfolio may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements also involve a risk of default by the counterparty, which may adversely affect a Portfolio’s ability to reacquire the underlying securities.

Total Return Swaps and Interest Rate Swaps

The Aggregate Bond Index Portfolio and the Bond Portfolios may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. A Portfolio’s return on a swap will depend on the ability of its counterparty to perform its obligations under the swap. The Adviser will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio’s repurchase agreement guidelines.

The Aggregate Bond Index Portfolio and Limited Duration Bond Portfolio may enter into interest rate swap transactions with respect to any security they are entitled to hold. Interest rate swaps involve the exchange by a Portfolio with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment. For example, the Portfolios may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Portfolios. In such an instance, the Portfolios may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of a Portfolio, the Portfolio would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Portfolio would likely lose money on the swap transaction.

Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“YCDs”)

The Aggregate Bond Index Portfolio, the Limited Duration Bond Portfolio, the Money Market Portfolio and the U.S. Government Portfolio may invest in ECDs, ETDs and YCDs. ECDs and ETDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks and foreign banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements. Obligations of foreign issuers also involve risks such as future unfavorable political and economic developments, withholding tax, seizures of foreign deposits, currency controls, interest limitations, and other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment.

Forward Commitments

The Aggregate Bond Index Portfolio, the Bond Portfolios, the Tax Free Portfolio and the Money Portfolios may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio’s other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if Adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

Investment-Grade Bonds

The Aggregate Bond Index Portfolio and the Money Market Portfolio may invest in corporate notes and bonds that are rated investment-grade by a nationally recognized statistical rating organization (“NRSRO”) (and, in the case of the Money Market Portfolio, rated in one of the two short-term highest rating categories by at least two NRSROs or by one NRSRO if only one NRSRO has rated the security) or, if unrated, are of comparable quality to the rated securities described above, as determined by the Adviser, in accordance with procedures established by the Board of Trustees. Investment-grade securities include securities rated Baa by Moody’s or BBB- by S&P (and securities of comparable quality), which have speculative characteristics.

Asset-Backed Securities

The Aggregate Bond Index Portfolio and the Money Market Portfolio may invest in asset-backed securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. If the credit enhancement of an asset-backed security held by a Portfolio has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Portfolio may experience loss or delay in receiving payment and a decrease in the value of the security. Use of asset-backed securities will represent less than 5% of the Money Market Portfolio’s total assets by issuer.

Mortgage-Backed and Mortgage-Related Securities

The Aggregate Bond Index Portfolio, the Limited Duration Bond Portfolio, the Money Market Portfolio and the U.S. Government Portfolio and solely as collateral for repurchase agreements in the case of the Money Market Portfolio and U.S. Government Portfolio if U.S. Government Securities, may invest in mortgage-backed and mortgage-related securities. Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities.

The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return the adviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio. Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

Mortgage-backed securities are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest that, in effect, are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), which is a shareholder-owned government-sponsored enterprise established by Congress, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

1.
GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the “modified pass-through” mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

2.
FHLMC Mortgage Participation Certificates (“Freddie Macs”). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

3.
FNMA Guaranteed Mortgage Pass-Through Certificates (“Fannie Maes”). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Portfolio’s ability to buy or sell those securities at any particular time.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates’ coupon rates and the payment history of the underlying borrowers.

Mortgage-Backed Security Rolls

The Aggregate Bond Index Portfolio may enter into “forward roll” transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, the Portfolio will sell a mortgage security to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty’s ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as the Portfolio’s repurchase agreement counterparties. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be “good delivery.” Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

Variable and Floating Rate Securities

The Aggregate Bond Index Portfolio, the Bond Portfolios, the Money Market Portfolio and the U.S. Government Portfolio may invest in variable and floating rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Limited Duration Bond Portfolio may also invest in funding agreements, which are privately placed, unregistered obligations negotiated with a purchaser.

Variable Amount Master Demand Notes

The Money Market Portfolio, the U.S. Government Portfolio and the Bond Portfolios may invest in variable amount master demand notes which are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

Zero Coupon Securities

The Aggregate Bond Index Portfolio, the Bond Portfolios, the Money Market Portfolio and the U.S. Government Portfolio may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of the comparable securities that pay interest periodically during the life of the instrument. The Portfolios will not receive cash payments on a current basis from the issuer in respect of accrued original issue discount (“OID”), but investors will be required to accrue OID for U.S. federal income tax purposes. To generate sufficient cash for a Fund to make the requisite distributions to maintain its qualification for treatment as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), a Fund may be required to redeem a portion of its interest in a Portfolio in order to obtain sufficient cash to satisfy the 90% distribution requirement with respect to the OID accrued on zero coupon bonds.  The Portfolio in turn may sell investments in order to meet such redemption requests, including at a time when it may not be advantageous to do so.

The Money Portfolio, the U.S. Government Portfolio and the Bond Portfolios may invest no more than 25% of their respective total assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.

Municipal and Municipal-Related Securities

Municipal securities may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.

The Tax Free Portfolio and the Bond Portfolios may invest in municipal and municipal-related securities. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. The Portfolios may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Portfolio’s ability to acquire and dispose of municipal securities at desirable yield and price levels. Concentration of a Portfolio’s investments in these municipal obligations will subject the Portfolio, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Auction Rate Securities. Auction rate municipal securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Portfolio will take the time remaining until the next scheduled auction date into account for purposes of determining the securities’ duration. The Tax Free Portfolio does not invest in auction rate securities.

Industrial Development and Private Activity Bonds. Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Some authorities provide further security in the form of a state’s ability without obligation to make up deficiencies in the debt service reserve fund.

Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in each Portfolio’s Prospectus and discussed below under “Taxation of the Funds,” interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.

Insured Municipal Securities. Insured municipal securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a fund to receive only the face or par value of the securities held by the fund, but the ability to be paid is limited to the claims paying ability of the insurer. The insurance does not guarantee the market value of the municipal securities or the net asset value of a fund’s shares. Insurers are selected based upon the diversification of its portfolio and the strength of the management team which contributes to the claims paying ability of the entity. However, the Adviser selects securities based upon the underlying credit with bond insurance viewed as an enhancement only. The Adviser’s objective is to have an enhancement that provides additional liquidity to insulate against volatility in changing markets.

Municipal Leases. The Tax Free Portfolio and Short-Term Tax Exempt Bond Portfolio may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Certain participation interests may permit a Portfolio to demand payment on not more than seven days’ notice, for all or any part of the fund’s interest, plus accrued interest.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include “non-appropriation” clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the Portfolios will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

Whether a municipal lease agreement will be considered illiquid for the purpose of a Portfolio’s restriction on investments in illiquid securities will be determined in accordance with procedures established by the Board of Trustees.

Pre-Refunded Municipal Securities. The interest and principal payments on pre-refunded municipal securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government securities. These payments have been “pre-refunded” using the escrow fund.

Tender Option Bonds. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, a Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

Tax Exempt Commercial Paper

The Tax Free Portfolio and the Bond Portfolios may invest in tax exempt commercial paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Portfolios will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Rating Group or F-1 by Fitch Ratings. See Appendix A for more information on the ratings of debt instruments.

Investment Restrictions

The Portfolios in which the Funds invest each have substantially the same investment restrictions as their corresponding Funds. In reviewing the description of a Fund’s investment restrictions below, you should assume that the investment restrictions of the corresponding Portfolio are the same in all material respects as those of the Fund.

The Trust has adopted the following restrictions applicable to the Index Funds, which may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of a Fund, which is defined in the 1940 Act, to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Each Index Fund may not:

(1)	Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

(2)
Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3)
Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4)
Purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.

(5)	Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(6)
With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities issued by other investment companies.

(7)
With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer, provided that such limitation does not apply to securities issued by other investment companies.

(8)
Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry.

(9)	Issue any class of securities which is senior to the Fund’s shares, to the extent prohibited by the 1940 Act.

In addition, it is contrary to each Index Fund’s present policy, which may be changed without shareholder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

The Trust has also adopted the following fundamental investment policies, which, with respect to the Money Funds (excluding the Tax Free Fund), may not be changed without the approval of a majority of the shareholders of the respective Fund, as defined above. Each Money Fund (excluding the Tax Free Fund) will not:

(1)
Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of U.S. and foreign banks are not considered a single industry for purposes of this restriction.

(2)
Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

(3)
Pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33 1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above.

(4)
Invest in securities of any one issuer (other than securities issued by the U.S. government, its agencies, and instrumentalities or securities issued by other investment companies), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets or the Fund would hold more than 10% of the outstanding voting securities of such issuer.

(5)
Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements.” The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1/3% of the value of the Fund’s total assets.

(6)
Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

(7)
Engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

(8)	Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

Notwithstanding the concentration policy of the Money Funds (as set forth in Investment Restriction No. 1, above) the Money Funds are permitted to invest, without limit, in bankers’ acceptances, certificates of deposit and similar instruments issued by: (i) U.S. banks, (ii) U.S. branches of foreign banks (in circumstances in which the U.S. branches of foreign banks are subject to the same regulation as U.S. banks), (iii) foreign branches of U.S. banks (in circumstances in which the Money Funds will have recourse to the U.S. bank for the obligations of the foreign branch), and (iv) foreign branches of foreign banks (although the Fund would only do so if the Adviser were to determine that the foreign branches of foreign banks are subject to the same or substantially similar regulations as U.S. banks). The Money Funds may concentrate in such instruments when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Money Funds’ quality standards in the banking industry justify any additional risks associated with the concentration of the Fund’s assets in such industry. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to a Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

The Trust has also adopted the following fundamental investment restrictions, which, with respect to the Tax Free Fund and the Bond Funds, may not be changed without the approval of a majority of the outstanding voting securities of the respective Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (i) more than 50% of the outstanding interests of the Fund and (ii) 67% or more of the interests present at a meeting if more than 50% of the outstanding interests are present at the meeting in person or by proxy.

Each of the Tax Free Fund and the Bond Funds will not:

(1)
issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

Note: The 1940 Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below).

(2)	borrow money, except to the extent permitted by applicable law from time to time, or purchase securities when outstanding borrowings of money exceed 5% of the Fund’s total assets;

Note: The 1940 Act currently permits an open-end investment company to borrow money from a bank (including by entering into reverse repurchase agreements) so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

(3)
act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws

(4)
(i) as to 75% of its total assets, purchase any security (other than U.S. Government securities and securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, or (ii) purchase any security (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry; there is no limit on the Tax Free Fund’s investments in municipal securities (for purposes of this investment restriction, investment companies are not considered to be part of any industry);

(5)	make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities;

(6)
purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectuses or this SAI at the time; and

(7)
purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to a Fund, the other investment policies described in this Statement or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

Disclosure of Portfolio Holdings

Introduction

Each Fund currently invests all of its assets in a related Portfolio, each of which is a series of State Street Master Funds (“Master Trust”), that has the same investment objectives and substantially the same investment policies as the relevant Fund. The Master Trust and the Trust, on behalf of each of their respective series (collectively, the “Trusts”), have adopted a joint portfolio holdings disclosure policy (the “Policy”).

The Trusts disclose to the general public the complete schedule of portfolio holdings of their respective Portfolios or Funds for the second and fourth fiscal quarters on Form N-CSR, and for the first and third fiscal quarters on Form N-Q, within 60 days of the end of the respective quarter, by filing the applicable Form with the Securities and Exchange Commission (the “SEC”).

General Policy

In general, the Policy provides that portfolio holdings may be disclosed by the Trusts on a selective basis only by an officer of the Trusts or a member of the Adviser’s compliance department (“Authorizing Officer”) where it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Authorizing Officer shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the Adviser, the Fund’s underwriter and their affiliates on the other. For example, an Authorizing Officer may inquire whether a portfolio manager of a Fund has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the Funds or other products managed by the portfolio manager. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be evaluated by the Authorizing Officer in the best interests of shareholders.

The Policy provides that portfolio holdings information for the Funds may be made available more frequently and prior to its public availability in accordance with the foregoing to:

1.
Unaffiliated Service Providers. Various firms, such as pricing services, proxy voting services, financial printers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other unaffiliated third parties that provide services and may require portfolio holdings information to provide services to the Funds. The frequency with which portfolio holdings may be disclosed to an Unaffiliated Service Provider, and the length of the time delay, if any, between the date of the information and the date on which the information is disclosed to the Unaffiliated Service Provider, is determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an Unaffiliated Service Provider varies and may be as frequent as daily, with no time delay. In general, the Funds’ contractual arrangements with Unaffiliated Service Providers subject them to a duty of confidentiality. Each of the Funds’ Unaffiliated Service Providers as of the date of this SAI for which the Funds may provide portfolio holdings information is identified in the Funds’ Prospectus and this SAI; in addition, Vintage Filings, LLC (financial printer) is an Unaffiliated Service Provider.

2.
Ratings and Rankings Agencies. Organizations that publish ratings and/or rankings of the Funds. The table below sets forth the names of those organizations as of the date of this SAI to whom the Funds (or the Master Trust on behalf of the Funds) may provide portfolio holdings information on a monthly or quarterly basis within one to ten business days after the end of the period:

NAME
Bloomberg L.P.
Lipper Analytical Services
Moody’s Investors Service
Morningstar, Inc.
Standard & Poor’s Ratings Services
Thomson Financial

3.
Fund Affiliates and Fiduciaries. Various firms, such as (1) the Adviser, State Street Bank and Trust Company (“State Street”) and its affiliates (in their capacities as administrator, transfer agent and custodian) and the distributor to a Fund; and (2) an accounting firm, an auditing firm, or outside legal counsel retained by the Adviser, an affiliate of the Adviser, or a Fund. The frequency with which portfolio holdings may be disclosed to Fund Affiliates and Fiduciaries, and the length of the time delay, if any, between the date of the information and the date on which the information is disclosed to the Fund Affiliates and Fiduciaries, is determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to Fund Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag.

4.
As Required by Law. Any party as required by applicable laws, rules, and regulations. Examples of such required disclosures include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body (including, without limitation, filings by the Adviser and its affiliates on Schedules 13D, 13G and 13F), (2) upon the request of the SEC or another regulatory body, (3) in connection with a lawsuit, or (4) as required by court order.

5.
Waiver. Any other party, for a legitimate business purpose, upon waiver or exception, with the consent of the Trust’s officers, which will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.

Prohibition on Disclosure of Portfolio Holdings

The Policy provides that portfolio managers and other senior officers or spokespersons of the Adviser, State Street or the Trusts may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Policy. For example, the Adviser may indicate that a Fund owns shares of XYZ Company only if the Fund’s ownership of such company has previously been publicly disclosed.

Additional Matters

None of the Funds, the Adviser, State Street or any other party may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. The Trust’s Board of Trustees has approved the Policy, and will review any material changes to the Policy, and will periodically review persons or entities receiving non-public disclosure.

MANAGEMENT OF THE TRUST

The Trustees are responsible for generally overseeing the Trust’s business. The following table provides information with respect to each Trustee, including those Trustees who are not considered to be “interested” as that term is defined in the 1940 Act (the “Independent Trustees”), and officer of the Trust.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST FIVE YEARS
INDEPENDENT TRUSTEES
Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 Age: 65	Trustee and Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 - present).	22	Trustee, State Street Master Funds; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; and Director, Reaves Utility Income Fund, Inc.

William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 73	Trustee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 -1999) Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 - present); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 - 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1994 - 2008).	22	Trustee, State Street Master Funds; Former Trustee of Old Mutual South Africa Master Trust; Trustee, Children’s Hospital, Boston, MA; and Trustee Florida Stage.

Rina K. Spence State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 61	Trustee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1998 - present); Chief Executive Officer, IEmily.com (internet company) (2000 - 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 -1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 - 1998); President and CEO Emerson Hospital (1984-1994); Trustee, Eastern Enterprise (utilities) (1988- 2000).	22	Trustee, State Street Master Funds; Director, Berkshire Life Insurance Company of America 1993-2009; Director, IEmily.com, Inc. 2000-present; Trustee, National Osteoporosis Foundation 2005-2008.

Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 69	Trustee	Term: Indefinite Elected: 7/99	Executive Vice President of Chase Manhattan Bank (1987 -1999). Mr. Williams retired in 1999.	22	Trustee, State Street Master Funds; Treasurer, Nantucket Educational Trust, 2002-2007

INTERESTED TRUSTEES(1)
James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 45	Trustee/ President	Term: Indefinite Elected Trustee: 2/07 Elected President: 4/05	President, SSgA Funds Management Inc. (2005-present); Principal, SSgA Funds Management, Inc. (2001-2005); Senior Managing Director, State Street Global Advisors (2006-present); Principal, State Street Global Advisors (2000-2006).	22	Trustee, State Street Master Funds ; Trustee, SPDR(R) Series Trust; Trustee, SPDR(R) Index Shares Trust and Trustee, Select Sector SPDR(R) Trust

(1)	Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of the Trust.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS:
Gary L. French State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 Age: 58	Treasurer	Term: Indefinite Elected: 5/05	Senior Vice President of State Street Bank and Trust Company (2002 – present).

Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 43	Vice President	Term: Indefinite Elected: 9/09
Principal, SSgA Funds Management, Inc. (investment adviser); July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Laura F. Healy State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 Age: 46	Assistant Treasurer	Term: Indefinite Elected: 11/08	Vice President of State Street Bank and Trust Company (prior to July 2, 2008, Investors Financial Corporation) since 2002.

Brian D. O’Sullivan State Street Bank and Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105 Age: 35	Assistant Treasurer	Term: Indefinite Elected: 11/08	Vice President of State Street Bank and Trust Company (2007 - present) with which he has been affiliated since 1997.

Peter T. Sattelmair State Street Bank and Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105 Age: 32	Assistant Treasurer	Term: Indefinite Elected: 11/08	Director of Fund Administration of State Street Bank and Trust Company (2007 - present) with which he has been affiliated since 1999.

Julie Piatelli SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Age: 42	Chief Compliance Officer	Term: Indefinite Elected: 7/07	Principal and Senior Compliance and Risk Management Officer, SSgA Funds Management, Inc. (2004-present) and Vice President State Street Global Advisors (2004-present).

David James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 39	Secretary	Term: Indefinite Elected: 11/09
Vice President and Managing Counsel, State Street Bank and Trust Company, 2009 to present; Vice President and Counsel, PNC Global Investment Servicing (US), Inc. 2006 to 2009; Assistant Vice President and Counsel, State Street Bank and Trust Company, October 2000 to December 2004 and was retired in 2005.

Brian C. Poole State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 39	Assistant Secretary	Term: Indefinite Elected: 9/08	Vice President and Counsel (2008 - present) and Associate Counsel (2004 – 2007), State Street Bank and Trust Company (formerly known as Investors Bank and Trust Company).

The By-Laws of the Trust provide that the Trust shall indemnify each person who is or was a Trustee of the Trust against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Trust’s best interest. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Summary of Trustees’ Qualifications

Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Trust’s Board.

Michael F. Holland: Mr. Holland is an experienced business executive with 40 years experience in the financial services industry including 15 years as a portfolio manager of another registered mutual fund; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Trust’s Board of Trustees and related Committees for 11 years (since the Trust’s inception) and possesses significant experience regarding the Trust’s operations and history.

William L. Boyan: Mr. Boyan is an experienced business executive with 40 years experience in the insurance industry; his experience includes service as a trustee, director or officer of various investment companies and charities and an executive position with a major insurance company. He has served on the Trust’s Board of Trustees and related Committees for 11 years (since the Trust’s inception) and possesses significant experience regarding the Trust’s operations and history.

Rina K. Spence: Ms. Spence is an experienced business executive with 30 years experience in the health care and utilities industries; her experience includes service as a trustee, director or officer of various investment companies and charities and chief executive positions for various health and utility companies. She has served on the Trust’s Board of Trustees and related Committees for 11 years (since the Trust’s inception) and possesses significant experience regarding the Trust’s operations and history.

Douglas T. Williams: Mr. Williams is an experienced business executive with 39 years experience in the banking industry; his experience includes service as a trustee or director of various investment companies and charities and senior executive positions of major bank organizations. He has served on the Trust’s Board of Trustees and related Committees for 11 years (since the Trust’s inception) and possesses significant experience regarding the Trust’s operations and history.

James E. Ross: Mr. Ross is an experienced business executive with 21 years experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Trust’s Board of Trustees for 3 years and as President of the Trust for six years and possesses significant experience regarding the Trust’s operations and history. Mr. Ross is also a senior executive officer of the Adviser.

References to the experience, attributes and skills of Trustees above are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Sub-Adviser.

Nuveen Asset Management is located at 333 West Wacker Drive, Chicago, IL 60606.

John Amboian, President and Chief Executive Officer
Glenn Richter, Executive Vice President
John MacCarthy, Executive Vice President, General Counsel and Secretary
William Huffman, Managing Director and Chief Operational Officer (Municipal Bonds)
John Miller, Managing Director and Chief Investment Officer (Municipal Bonds)
Andrew Stenwall, Managing Director and Chief Investment Officer (Taxable Fixed Income)
Mary Keefe, Managing Director and Chief Compliance Officer
Gifford Zimmerman, Managing Director, Associate General Counsel and Assistant Secretary
Sherri Hlavacek, Vice President and Corporate Controller

Standing Committees

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of various matters of importance to Independent Trustees, the Trust, and the Trust’s shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Nominating Committee and Pricing Committee.

The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant’s key personnel involved in the foregoing activities and monitors the independent accountant’s independence. During the fiscal year ended December 31, 2009, the Audit Committee held three meetings.

The Nominating Committee is composed of all of the Independent Trustees. The Nominating Committee is responsible for nominating for election as Trustees all Trustee candidates. The Nominating Committee will consider nominees to the Board of Trustees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2009, the Nominating Committee did not meet.

The Trustees have delegated to the Adviser the day-to day valuation of the Funds’ investments. The Pricing Committee, composed of all of the Independent Trustees, is responsible for generally overseeing the valuation of the Funds’ investments. During the fiscal year ended December 31, 2009, the Pricing Committee did not meet.

Leadership Structure and Risk Management Oversight

The Board has chosen to select different individuals as Chairman of the Board of the Trust and as President of the Trust. Currently, Mr. Holland, an Independent Trustee, serves as Chairman of the Board and of the Audit Committee, while Mr. Ross, a Trustee who is also an employee of the Adviser, serves as President of the Trust. The Board believes that this leadership structure is appropriate, since Mr. Ross provides the Board with insight regarding the Trust’s day-to-day management, while Mr. Holland provides an independent perspective on the Trust’s overall operation.

The Board has delegated management of the Trust to service providers who are responsible for the day-to-day management of risks applicable to the Trust. The Board oversees risk management for the Trust in several ways. The Board receives regular reports from both the chief compliance officer and administrator for the Trust, detailing the results of the Trust’s compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Portfolios, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues respecting the Trust with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the Fund. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the Trust and offers advice to management, as appropriate. The Trustees also meet in executive session with Board counsel, counsel to the Trust, the chief compliance officer and representatives of management, as needed. Through these regular reports and interactions, the Board helps to establish risk management parameters for the Trust, which are effected on a day-to-day basis by service providers to the Trust.

Trustee Ownership of Securities of the Trust, Adviser and Distributor

As of April 2, 2010 none of the Independent Trustees or their immediate family members had any ownership of securities of the Adviser or State Street Global Markets, LLC (“SSGM”), the Trust’s distributor, or any person directly or indirectly controlling, controlled by or under common control with the Adviser or SSGM.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2009.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
NAME OF INDEPENDENT TRUSTEE
William L. Boyan	None	None
Michael F. Holland	None	None
Rina K. Spence	None	None
Douglas T. Williams	None	None
NAME OF INTERESTED TRUSTEE
James E. Ross	None	None

Trustee Compensation

The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended December 31, 2009.

	AGGREGATE COMPENSATION FROM TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM TRUST & FUND COMPLEX PAID TO TRUSTEES
NAME OF INDEPENDENT TRUSTEE
William L. Boyan, Trustee	$41,000	0	0	$41,000
Michael F. Holland, Trustee	$41,000	0	0	$41,000
Rina K. Spence, Trustee	$41,000	0	0	$41,000
Douglas T. Williams, Trustee	$41,000	0	0	$41,000
NAME OF INTERESTED TRUSTEE
James E. Ross, Trustee	0	0	0	0

Code of Ethics

The Trust, the Adviser and SSGM have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust, Adviser, State Street or SSGM.

PROXY VOTING PROCEDURES

The Trust has adopted proxy voting procedures pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the Portfolios to the Adviser as part of the Adviser’s general management of the Portfolios, subject to the Board’s continuing oversight. A copy of the Trust’s proxy voting procedures is located in Appendix B and a copy of the Adviser’s proxy voting procedures is located in Appendix C.

Short-Term Tax Exempt Bond Portfolio invests its assets primarily in municipal bonds and cash management securities. On rare occasions it may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Portfolio already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Asset Management may pursue the Portfolio’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer.  Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940.

In the rare event that a municipal issuer were to issue a proxy or that Short-Term Tax Exempt Bond Portfolio were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Portfolio’s Board or its representative.  A member of Nuveen Asset Management’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the Securities and Exchange Commission (“SEC”) on Form N-PX, and the results provided to the Portfolio’s Board and made available to shareholders as required by applicable rules.

Shareholders may receive information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (i) by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 2, 2010, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of each class (if applicable) of each Fund of the Trust.

Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval. As of April 2, 2010, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 25% or more of the outstanding shares of any class of the Funds.

Name and Address	Percentage

State Street Equity 500 Index Fund --Administrative Shares

American United Life Insurance Company
American Unit Trust
One American Square
P.O. Box 1995
Indianapolis, IN 46282	97.45%

State Street Equity 500 Index Fund --Class R Shares

American United Life Insurance Company
American Unit Trust
One America Square
P.O. Box 1995
Indianapolis, IN 46206	100%

State Street Equity 500 Index Fund-Service Shares

Calvert Distributors Inc.
FBO DC 529 Plan
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814	29.95%

Nationwide Trust Company
FBO Participating Retirement Plans (VNRS)
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029	29.46%

State Street Institutional Liquid Reserves Fund

State Street Bank and Trust
State Street Cash Sweep Support
Attn: Cash Sweep Sup- Rick Letham
1200 Crown Colony Drive CC13
Quincy, MA 02169-0938	75.09%

Saturn & Co C/O State Street Bank & Trust
Attn: FCG 124
200 Clarendon
Boston, MA 02116-5021	46.57%

Saturn & Co
Attn: Mutual Funds Operations
1200 Crown Colony Drive, CC1-3
Quincy, MA 02169-0938	29.53%

State Street Institutional U.S. Government Money Market Fund

Saturn & Co C/O State Street Bank & Trust
Attn: FCG 124
200 Clarendon Street
Boston, MA 02116-5021	92.70%

State Street Bank and Trust
Cash Sweep Clients
Attn: Cash Sweep Support- Rick Letham
1200 Crown Colony Drive CC13
Quincy, MA 02169-0938	43.71%

Ridge Clearing & Outsourcing
FBO of its clients
Attn: Rob Walsh
2 Journal Square Floor 3
Jersey City, NJ 07306-4006	28.16%

State Street Institutional Treasury Fund

State Street Bank and Trust
Cash Sweep Clients
Attn: Cash Sweep Support- Rick Letham
1200 Crown Colony Drive CC13
Quincy, MA 02169-0938	89.43%

Saturn & Co C/O State Street Bank & Trust
Attn: FCG 124
200 Clarendon
Boston, MA 02116-5021	100%

State Street Institutional Treasury Plus Fund

Neuberger Berman Management LLC
For the exclusive benefit of their clients
Attn: Owen F. McEntee Jr.
605 Third Ave. Mail Drop 2-7
New York, NY 10158	26.51%

Saturn & Co C/O State Street Bank & Trust
Attn: FCG 124
200 Clarendon
Boston, MA 02116-5021	54.85%

State Street Bank & Trust
Cash Sweep Clients
Attn: State Street Cash Sweep Support-Rick Letham
1200 Crown Colony Drive CC13
Quincy, MA 02169-0938	43.21%

Ridge Clearing & Outsourcing
FBO of its clients
Attn: Rob Walsh
2 Journal Square Floor 3
Jersey City, NJ 07306-4006	40.94%

State Street Institutional Tax Free Money Market Fund

Saturn & Co C/O State Street Bank and Trust
Attn: FCG 124
200 Clarendon
Boston, MA 02116-5021	100%

State Street Bank and Trust
Cash Sweep Clients
Attn: Cash Sweep Support-Rick Letham
1200 Crown Colony Drive CC13
Quincy, MA 02169-0938	95.39%

State Street Institutional Short-Term Tax Exempt Bond Fund

State Street Bank and Trust
Attn: State Street Cash Sweep Support
1200 Crown Colony Drive CC13
Quincy, MA 02169-0938	100%

As of April 2, 2010, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 5% or more of the outstanding shares of any class of the Funds.

Name and Address	Percentage

State Street Institutional Liquid Reserves Fund

Ridge Clearing & Outsourcing
FBO of its clients
Attn: Rob Walsh
2 Journal Square Floor 3
Jersey City, NJ 07306-4006	9.87%

Neuberger Berman Management LLC
For the exclusive benefit of their clients
Attn: Owen F. McEntee Jr.
605 Third Ave. Mail Drop 2-7
New York, NY 10158	23.89%

State Street Institutional U.S. Government Money Market Fund

Neuberger Berman Management LLC
For the exclusive benefit of their clients
Attn: Owen F. McEntee Jr.
605 Third Ave. Mail Drop 2-7
New York, NY 10158	7.05%

Saturn & Co C/O State Street Bank and Trust
Attn: FCG 124
200 Clarendon
Boston, MA 02116-5021	10.57%

Jefferies & Company Inc.
Harborside Financial Center
Plaza 3 Suite 705
Jersey City, NJ 07311	6.95%

State Street Institutional Treasury Fund

Charter Comm Operating, LLC
Attn: Thomas M. Degnan
12405 Powerscourt Drive
Saint Louis, MO 63131-3673	5.88%

State Street Institutional Treasury Plus Fund

DST as Agent for Van Eck
Universal Account
FBO Van Eck Money Fund
Attn: Bruce J. Smith
335 Madison Avenue 19th floor
New York, NY 10017-4611	18.64%

Neuberger Berman GTAA
Master Fund I LTD
C/O Neuberger Berman
605 3rd Avenue FRNT 3
New York, NY 10158-0180	6.49%

State Street Equity 500 Index Fund -- Service Shares

Nationwide Insurance Company GPVA
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029	6.50%

Nationwide Trust Company
FBO Participating Retirement Plans (VNRS)
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029	21.51%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreements

SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”) is responsible for the investment management of the Funds pursuant to Investment Advisory Agreements dated May 1, 2001, February 14, 2002, February 7, 2007 and October 2, 2007, as amended from time to time (the “Advisory Agreement”), by and between the Adviser and the Trust. The Adviser and State Street are wholly-owned subsidiaries of State Street Corporation, a publicly held bank holding company.

Each Fund currently invests all of its assets in a related Portfolio that has the same investment objectives and substantially the same investment policies as the relevant Fund. As long as a Fund remains completely invested in a Portfolio (or any other investment company), the Adviser is not entitled to receive any investment advisory fee with respect to the Fund. A Fund may withdraw its investment from the related Portfolio at any time. The Trust has retained the Adviser as investment adviser to manage a Fund’s assets in the event that the Fund withdraws its investment from its related Portfolio.

The Adviser is also the investment adviser to each of the related Portfolios pursuant to investment advisory agreements (the “Portfolio Advisory Agreement”) between the Adviser and State Street Master Funds, on behalf of the Portfolios. The Adviser receives an investment advisory fee with respect to each related Portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the Trust on behalf of the Funds and the Adviser. Each Fund that invests in a related Portfolio bears a proportionate part of the management fees paid by the Portfolio (based on the percentage of the Portfolio’s assets attributable to the Fund).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Independent Trustees or a majority of the shareholders of the Trust approve its continuance. The Advisory Agreement may be terminated by the Adviser or the Trust without penalty upon sixty days’ notice and will terminate automatically upon its assignment. The Advisory Agreement was most recently approved by the Trustees, including a majority of the Independent Trustees, on November 19, 2009.

The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations that may be purchased on behalf of the Funds, including outstanding loans to such issuers that could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. The Adviser has informed the Funds that, in making its investment decisions, it will not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers were held by any Fund managed by the Adviser or any such affiliate.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the Adviser’s other clients. Investment decisions for the Trust and for the Adviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of each Fund to participate in volume transactions will produce better executions for the Funds.

Prior to April 30, 2009, SSgA FM contractually agreed to cap the total operating expenses of the ILR Fund (not including interest, taxes, extraordinary expenses, the pass-through expenses of its corresponding Portfolio, distribution and shareholder servicing fees) at 0.05% of the Fund’s average daily net assets. This agreement has expired. Effective August 1, 2009, SSgA FM contractually agreed to cap the total operating expenses of Institutional Class and Investment Class of the ILR Fund (excluding taxes, interest and extraordinary expenses), to the extent expenses exceed 0.12% and 0.47%, respectively, of each class's net assets, until April 30, 2011. For the years ended December 31, 2009, December 31, 2008 and December 31, 2007, SSgA FM reimbursed the ILR Fund $468,903, $0 and $1,139,263, respectively, under these agreements. Additionally, the Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the year ended December 31, 2009, SSgA FM voluntarily waived fees of $126,645 on the ILR Fund.

Prior to April 30, 2009, SSgA contractually agreed to cap the total operating expenses of the Tax Free Fund (not including interest, taxes, extraordinary expenses, the pass-through expenses of its corresponding Portfolio, distribution and shareholder servicing fees) at 0.10% of the Fund’s average daily net assets. This agreement has expired. For the years ended December 31, 2009 and December 31, 2008, SSgA FM reimbursed the Tax Free Fund $0 and $0, respectively, under this agreement. Additionally, the Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the year ended December 31, 2009, SSgA FM voluntarily waived fees of $73,236 on the Tax Free Fund.

SSgA FM contractually agreed to cap the total operating expenses of the Short-Term Tax Exempt Bond Fund (not including the pass-through expenses of its corresponding Portfolio) at 0.10% of the Fund’s average daily net assets until April 30, 2009. Beginning May 1, 2009, SSgA FM has contractually agreed to cap the total operating expenses of the Fund (not including interest, taxes and extraordinary expenses) so that total operating expenses do not exceed 0.25% of the Fund’s average daily net assets; this cap has been extended through April 30, 2011. For the years ended December 31, 2009 and December 31, 2008, SSgA FM reimbursed the Short-Term Tax Exempt Bond Fund $6,132 and $87,548, respectively, under these agreements.

Effective August 1, 2009, SSgA FM has contractually agreed to the total operating expenses of the Institutional Class and Investment Class of the U.S. Government Fund (excluding taxes, interest and extraordinary expenses), to the extent expenses exceed 0.12% and 0.47% respectively, of each class's net assets, until April 30, 2011. For the year ended December 31, 2009, SSgA FM reimbursed the U.S. Government Fund $167,620 under this agreement. Additionally, the Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the year ended December 31, 2009, SSgA FM voluntarily waived fees of $159,987 on the U.S. Government Fund.

The Adviser may reimburse expenses or waive fees of the Institutional Class and Investment Class of the Treasury Fund in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice.  For the year ended December 31, 2009, SSgA FM voluntarily waived fees of $644,370 on the Treasury Fund.

Effective August 1, 2009, SSgA FM contractually agreed to cap the total operating expenses of the Institutional Class and Investment Class of the Treasury Plus Fund (excluding taxes, interest and extraordinary expenses), to the extent expenses exceeded 0.12% and 0.47%, respectively, of each class's net assets, until April 30, 2011. For the year ended December 31, 2009, SSgA FM reimbursed the Treasury Plus Fund $88,943 under this agreement. Additionally, the Adviser may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the year ended December 31, 2009, SSgA FM voluntarily waived fees of $116,938 on the Treasury Plus Fund.

Investment Sub-Advisory Agreement

Nuveen Asset Management serves as sub-adviser to the Short-Term Tax Exempt Bond Portfolio pursuant to the Investment Sub-Advisory Agreement dated April 1, 2010, as amended from time to time (the “Sub-Advisory Agreement”), by and between the Sub-Advisor and SSgA FM.

Nuveen Asset Management is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen Investments").  On November 13, 2007, Nuveen Investments, Inc. was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. Nuveen Asset Management has adopted policies and procedures that address arrangements involving Nuveen Asset Management and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

Each Fund is dependent upon services and resources provided by its adviser, Nuveen Asset Management, and therefore the adviser’s parent, Nuveen Investments.  Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

For its services under the Sub-Advisory Agreement, SSgA FM, and not the Portfolio, pays Nuveen Asset Management a monthly fee at an annual rate equal to one-half of the advisory fee paid by the Portfolio to SSgA FM under the investment Advisory Agreement with the Portfolio.  At April 1, 2010, the Sub-Advisory fee paid to Nuveen Asset Management would have been 0.05%.

The Sub-Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations that may be purchased on behalf of the Short-Term Tax Exempt Bond Fund, including outstanding loans to such issuers that could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. The Sub-Adviser has informed the Short-Term Tax Exempt Bond Fund that, in making its investment decisions, it will not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Short-Term Tax Exempt Bond Fund, the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Short-Term Tax Exempt Bond Fund is a customer of the Sub-Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Sub-Adviser, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers were held by the Short-Term Tax Exempt Bond Fund managed by the Sub-Adviser or any such affiliate.

The Sub-Advisory Agreement will continue in effect for a period no more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by (i) the vote of a majority of the Independent Trustees of the Master Trust who are not “interested persons” (as that term is defined in the 1940 Act) of any party to the Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval and either (A) the Trustees of the Master Trust or (B) a vote of a majority of the outstanding voting securities of the Portfolio. The Sub-Advisory Agreement will terminate automatically in the event of its assignment.  The Sub-Advisory Agreement is terminable at any time without penalty by the Trustees of the Master Trust, by a vote of a majority of the outstanding voting securities of the Portfolio or by SSgA FM, in each case, upon sixty (60) days’ written notice to Nuveen Asset Management.  The Sub-Advisory Agreement is terminable at any time without penalty by Nuveen Asset Management upon sixty (60) days’ written notice to SSgA FM.  In addition, SSgA FM or Nuveen Asset Management generally may terminate the Sub-Advisory Agreement upon material breach of the Sub-Advisory Agreement by the other if such breach is not cured within thirty (30) days of the breaching party receiving written notice of such breach.

Administrator, Custodian and Transfer Agent

Under the Administrative Services Agreement (the “Administration Agreement”), State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. State Street will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities (which may be in State Street’s own offices); provide statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, the Funds’ investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under federal securities laws, unless such loss or liability results from the Administrator’s gross negligence or willful misconduct in the performance of its duties.

State Street serves as Custodian for the Funds pursuant to the Custody Agreement and holds the Funds’ assets.

State Street also serves as Transfer Agent of the Equity 500 Index Fund, Equity 400 Index Fund, Equity 2000 Index Fund and Aggregate Bond Index Fund. As of July 31, 2009 Boston Financial Data Services, Inc. serves as Transfer Agent to all other Funds in this SAI. Prior to July 31, 2009, ALPS Fund Services, Inc. served as the Transfer Agent to all other Funds in this SAI.

As consideration for State Street’s services as administrator, transfer agent and custodian to the Equity 500 Index Fund, and for State Street’s assumption of the ordinary expenses of that Fund, State Street shall be entitled to receive from the Equity 500 Index Fund an annual fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly on the first business day of each month, of the following annual percentages of the Equity 500 Index Fund’s average daily net assets during the month:

Index Fund	Annual percentage of average daily net assets
Equity 500 Index Fund
- Administrative Shares	0.05%
- Service Shares	0.05%
- Class R Shares	0.05%

As consideration for State Street’s services as administrator and custodian to the other Funds, State Street shall receive from the Funds an annual fee, accrued daily at the rate of 1/365th and payable monthly on the first business day of each month, pursuant to the following schedule:

Annual Fee Schedule
$25,000 for Administration Services
$12,600 for Custody and Accounting Services

The administration, custodian and transfer agency fees accrued payable to State Street for the last three fiscal years are set forth in the table below.

Fund	Fiscal year ended December 31, 2007	Fiscal year ended December 31, 2008	Fiscal year ended December 31, 2009
Equity 500 Index Fund	$ 138,107	$ 109,747	$90,049
ILR Fund	$ 75,389	$ 78,831	$57,062
Tax Free Fund	$ 64,891	$ 85,130	$54,259
U.S. Government Fund	$ 18,294	$ 85,131	$66,575
Treasury Fund	$ 18,516	$ 83,858	$58,507
Treasury Plus Fund	$ 18,515	$ 83,905	$58,598
Short-Term Tax Exempt Bond Fund	$ 64,892	$ 79,674	$45,873

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets.  BFDS is also paid the following activity based fees:  $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company.  Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 2 Heritage Drive, North Quincy, MA  02171.

The transfer agency fees accrued payable to BFDS for the last three fiscal years are set forth in the table below.

Fund	Fiscal year ended December 31, 2007	Fiscal year ended December 31, 2008	Fiscal year ended December 31, 2009
ILR Fund	$ 0	$ 0	$13,293
Tax Free Fund	$ 0	$ 0	$ 5,952
U.S. Government Fund	$ 0	$ 0	$16,051
Treasury Fund	$ 0	$ 0	$ 8,136
Treasury Plus Fund	$ 0	$ 0	$ 8,143
Short-Term Tax Exempt Bond Fund	$ 0	$ 0	$ 2,000

Shareholder Servicing and Distribution Plans

To compensate State Street Global Markets, LLC (“SSGM”) for the services it provides and for the expenses it bears in connection with the distribution of shares of the Funds, each Fund may make payments from the assets attributable to certain classes of its shares to SSGM under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”). The Distribution Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) set out below. Because Rule 12b-1 fees are paid on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. It is expected that SSGM will pay substantially all of the amounts it receives under the Plan to intermediaries involved in the sale of shares of the Funds, including affiliates of the Advisor. The principal business address of SSGM is One Lincoln Street, Boston, MA 02111.  As of August 1, 2009, SSGM is the Funds’ distributor. Prior to August 1, 2009, ALPS Distributors, Inc. served as the Funds’ distributor.

The Distribution Plan will continue in effect with respect to a class of shares of a Fund only if such continuance is specifically approved at least annually by a vote of both a majority of the Board of Trustees of the Trust and a majority of the Trustees of the Trust who are not “interested persons” of the Trust (the “Independent Trustees”) and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto (the “Qualified Distribution Plan Trustees”).  The Plan may not be amended to increase materially the amount of a Fund’s permitted expenses thereunder without the approval of a majority of the outstanding shares of the affected share class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Distribution Plan Trustees.  As of December 31, 2009 none of the Independent Trustees of the Trust had a direct or indirect financial interest in the operation of the Rule 12b-1 Plan.  The Rule 12b-1 Plan calls for payments at an annual rate (based on average net assets) as follows:

State Street Equity 500 Index Fund - Administrative Shares:	0.15%
State Street Equity 500 Index Fund - Service Shares:	0.25%
State Street Equity 500 Index Fund - Class R Shares:	0.60%
State Street Equity 400 Index Fund:	0.25%
State Street Equity 2000 Index Fund:	0.25%
State Street Aggregate Bond Index Fund:	0.25%
ILR Fund - Investment Class:	0.10%
U.S. Government Fund - Investment Class:	0.10%
Tax Free Fund - Investment Class:	0.10%
Treasury Fund - Investment Class:	0.10%
Treasury Plus Fund - Investment Class:	0.10%
Limited Duration Bond Fund	0.05%
Short-Term Tax Exempt Bond Fund	0.05%

The total Distributor fees paid to SSGM, ALPS Distributors, Inc. and Other Intermediaries pursuant to the Rule 12b-1 Plan for the last fiscal year are reflected in the chart below.

Fund	SSGM Fiscal Year Ended December 31, 2009	ALPS Distributors, Inc. Fiscal Year Ended December 31, 2009	Other Intermediaries Fiscal Year Ended December 31, 2009
Equity 500 Index Fund: Administrative Shares	$0	$0	$177,016
Equity 500 Index Fund: Service Shares	$0	$0	$137,809
Equity 500 Index Fund: Class R Shares	$0	$0	$ 41,781
ILR Fund: Investment Class	$144,404	$464,874	$0
Tax Free Fund: Investment Class	$0	$149,579	$0
U.S. Government Fund: Investment Class	$0	$378,649	$0
Treasury Fund: Investment Class	$0	$8	$0
Treasury Plus Fund: Investment Class	$0	$85	$0
Short-Term Tax Exempt Bond Fund	$0	$0	$0

Pursuant to a Shareholder Servicing Plan, the Trust may pay a shareholder servicing fee for the provision of personal services to and the maintenance of shareholder accounts of investors in the Investment Class and Service Class of the Money Market Funds. Shareholder servicing fees paid for the last fiscal year included amounts paid to State Street Bank and Trust Company, Wealth Management Services (“WMS”), an affiliate of the Adviser. WMS is among the financial intermediaries which may receive fees from the Rule 12b-1 Plan.

The Shareholder Servicing Plan calls for payments at an annual rate (based on average net assets) as follows:

ILR Fund - Investment Class	0.25%
U.S. Government Fund - Investment Class	0.25%
Tax Free Fund - Investment Class	0.25%
Treasury Fund - Investment Class	0.25%
Treasury Plus Fund - Investment Class	0.25%

Counsel and Independent Registered Public Accounting Firm

Ropes & Gray LLP serves as counsel to the Trust. The principal business address of Ropes & Gray LLP is One International Place, Boston, Massachusetts 02110.

Ernst & Young LLP serves as the independent registered public accounting firm for the Trust and provides (i) audit services, (ii) tax services and (iii) assistance and consultation with respect to the preparation of filings with the SEC. In connection with the audit of the 2009 financial statements, the Trust entered into an engagement agreement with Ernst & Young LLP that sets forth the terms of Ernst & Young LLP’s audit engagement. That agreement is subject to alternative dispute resolution procedures and a mutual exclusion of punitive damages. The principal business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts 02116.

PORTFOLIO MANAGERS

The following persons serve as the portfolio managers of the Equity 500 and Short-Term Tax Exempt Bond Portfolios as of the date of this SAI. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of December 31, 2009:

Portfolio Manager	Portfolio	Registered Investment Company Accounts	Assets Managed ($ billions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ billions)	Other Accounts	Assets Managed $ billions)	Total Assets Managed ($ billions)
John A. Tucker	Equity 500 Index Portfolio	104	$59.29	192	$258.85	262	$190.54	$508.68

Karl Schneider	Equity 500 Index Portfolio	104	$59.29	192	$258.85	262	$190.54	$508.68

Timothy T. Ryan, CFA	Short-Term Tax Exempt Bond Portfolio	4	$1.78	0	$0.00	8	$0.56	$2.34

As indicated in the table above, portfolio managers at the Adviser may manage numerous accounts for multiple clients. These accounts may include registered investment companies (which include exchange-traded funds), other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The portfolio managers do not beneficially own any shares of any Portfolio as of December 31, 2009.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts may arise out of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or investment opportunities.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the respective Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to be fair and equitable.

The compensation of the Adviser’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives.  The second factor taken into consideration is the size of the pool available for compensation.  The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool.  Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies.  The pool is then allocated on a discretionary basis to individual employees based on their individual performance.  The same process is followed in determining incentive equity allocations.

NUVEEN ASSET MANAGEMENT PORTFOLIO MANAGER COMPENSATION

Compensation. Each portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments (the parent company of Nuveen Asset Management). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. [The portfolio manager’s performance is evaluated in part by comparing manager’s performance against a specified investment benchmark.]

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by Nuveen Asset Management in accordance with its overall compensation strategy discussed above. Nuveen Asset Management is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Nuveen Asset Management’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Nuveen Asset Management’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments in achieving its business objectives.

Long-term incentive compensation.  In connection with the acquisition of Nuveen Investments, by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen Asset Management’s parent.  These profit interests entitle the holders to participate in the appreciation in the value of Nuveen Investments beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.  In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest.  Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. Nuveen Asset Management, however, believes that such potential conflicts are mitigated by the fact that the Nuveen Asset Management has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, Nuveen Asset Management has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Funds invests all of their investable assets in a corresponding Portfolio and therefore do not directly incur transactional costs for purchases and sales of portfolio investments. The Funds purchase and redeem shares of the corresponding Portfolio each day depending on the number of shares of such Fund purchased or redeemed by investors on that day. Shares of the Portfolios are available for purchase by the Funds at their NAV without any sales charges, transaction fees, or brokerage commissions being charged.

All portfolio transactions are placed on behalf of the Portfolios by the Adviser, and in the case of the Short-Term Tax Exempt Bond Portfolio, the Sub-Adviser. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (including, for example, debt securities and money market investments) because a Portfolio pays a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to a Portfolio. When a Portfolio executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees. The Money Portfolios, Treasury Portfolios, Tax Free Portfolio and the Aggregate Bond Index Portfolio normally do not pay a stated brokerage commission on transactions.

Each Portfolio’s investment advisory agreement authorizes the Adviser, and in the case of the Short-Term Tax Exempt Bond Portfolio, the Sub-Adviser to place, in the name of the Portfolio, orders for the execution of the securities transactions in which the Portfolio is authorized to invest, provided the Adviser, and as applicable, the Sub-Adviser seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Adviser, and as applicable, the Sub-Adviser), the Adviser, and as applicable, the Sub-Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser, and as applicable, the Sub-Adviser does not currently use any Portfolio’s assets for soft-dollar arrangements. The Adviser, and as applicable, the Sub-Adviser does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors whose commission dollars are used to generate soft dollar credits for State Street Global Advisors. Although the Adviser’s clients’ commissions are not used for soft dollars, the Adviser and State Street Global Advisors’ clients may benefit from the soft dollar products/services received by State Street Global Advisors.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities.

CAPITAL STOCK AND OTHER SECURITIES

Under the Declaration of Trust, the Trustees are authorized to issue an unlimited number of shares of each Fund. Upon liquidation or dissolution of a Fund, investors are entitled to share pro rata in the Fund’s net assets available for distribution to its investors. Investments in a Fund have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in a Fund may not be transferred.

Each investor is entitled to a vote in proportion to the number of Fund shares it owns. Shares do not have cumulative voting rights, and investors holding more than 50% of the aggregate outstanding shares in the Trust may elect all of the Trustees if they choose to do so. The Trust is not required and has no current intention to hold annual meetings of investors but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

Under Massachusetts law, shareholders in a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification out of the Trust’s property for any claim or liability to which the shareholder may become subject by reason of being or having been a shareholder and for reimbursement of the shareholder for all legal and other expenses reasonably incurred by the shareholder in connection with any such claim or liability. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Shares of the Funds are offered continuously at a price equal to the NAV attributable to each share. Each Fund determines the NAV per share on each day on which the New York Stock Exchange (the “NYSE”) is open for trading (“Business Day”). This determination is made each Business Day at the close of regular trading on the NYSE (the “Valuation Time”) by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made.

The NYSE is open for trading every weekday except for: (a) the following holidays: New Year’s Day, Martin Luther King, Jr.’s Birthday, Washington’s Birthday (the third Monday in February), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively. Purchases and withdrawals will be effected at the time of determination of NAV next following the receipt of any purchase or withdrawal order which is determined to be in good order.

It is the policy of the Money Market Funds and the Tax Free Fund to use their best efforts to attempt to maintain a constant price per share of $1.00 respectively, although there can be no assurance that the $1.00 NAV per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, each Money Market Fund and the Tax Free Fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund or Tax Free Fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on each of the Money Market Fund’s and the Tax Free Fund’s shares computed by dividing the annualized daily income on the Fund’s portfolio by the NAV based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on each Fund’s shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize each Money Market Fund’s and the Tax Free Fund’s price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of each Fund’s NAV using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Funds’ securities will be valued pursuant to guidelines established by the Board of Trustees.

TAXATION OF THE FUNDS

The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situations.

Qualification as a Regulated Investment Company

Each Fund intends to elect to be treated and qualify each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect  of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and no more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of its assets are invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. Where, as here, each Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding Portfolio, the nature and character of each Fund’s income and gains will generally be determined at the Portfolio level and each Fund will be allocated its share of Portfolio income and gains. Consequently, references in this discussion of Taxation of the Funds to income, gains and losses of a Fund will generally be to income, gains and losses recognized at the Portfolio level and allocated to the Fund. In the discussion below, “Portfolio” refers to the series of the State Street Master Funds in which the relevant Fund(s) invest their assets.

In addition, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in section (a)(i) above, will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes, because they meet the passive-type income requirement under Code section 7704(c)(2).

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Portfolio investment can depend on the terms and conditions of that investment.  In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax at the Fund level on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as "qualified dividend income" in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund's shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), and may distribute its net capital gain. Any taxable income retained by a Fund will be subject to tax at the Fund level at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but  is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (a) of the preceding sentence and the tax deemed paid by the shareholder under clause (b) of the preceding sentence. The Funds are not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain for Capital Gain Dividend purposes, a RIC must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, a RIC is permitted, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

 If a Fund were to fail to distribute in a calendar year at least an amount equal, in general, to the sum of 98% of its ordinary income for  such year and 98% of its capital gain net income  for the one-year period ending October 31 of such year (or December, 31 of that year if the Fund is permitted to elect and so elects) , plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November and December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income.  A Fund may carry net capital losses forward for eight years and use them to offset realized capital gains allocated to it from its respective Portfolio during this period; any net capital losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such net capital losses arose will expire unused.  All net capital losses carried forward are treated as short-term capital losses, and will offset any short-term capital gains before offsetting any long-term capital gains.  A Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (a) acquisitive reorganizations and (b) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund.  See a Fund’s most recent annual shareholder report for the Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Taxation of Distributions Received by Shareholders

For U.S. federal income tax purposes, distributions of investment income (other than “exempt-interest dividends,” described below) are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Portfolio owned the investments that generated them, rather than how long a shareholder has owned his or her Fund shares.  In general, a Fund will recognize its allocable share of long-term capital gain or loss on assets a Portfolio has owned (or is deemed to have owned) for more than one year , and short-term capital gain or loss on investments a Portfolio has owned (or is deemed to have owned) for one year or less. Distributions of net-capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers.  The Money Market Funds and Tax Free Fund do not expect to distribute Capital Gain Dividends. The Aggregate Bond Index Fund and the Bond Funds generally do not expect a significant portion of their distributions to be Capital Gain Dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Portfolio level. The Aggregate Bond Index Fund, the Tax Free Fund, the Bond Funds and the Money Market Funds do not expect Fund distributions to be derived from qualified dividend income.

Shareholders of a Fund will be subject to federal income taxes as described herein on distributions made by the Fund whether received in cash or reinvested in additional shares of the Fund.

Distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s allocable share of its Portfolio’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment.  Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid.  Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.  As described above, a Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its Portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (a) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (b) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (c) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (d) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends allocated to a Fund by a Portfolio during any taxable year are 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Portfolio and allocated to the Fund from domestic corporations for the taxable year. A dividend so allocated to a Fund will not be treated as a dividend eligible for the dividends-received deduction (a)  if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (b) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (x) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (y) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed stock (generally, stock acquired with borrowed funds)).

Any Fund distribution of income that is attributable to (a) income received by a Portfolio in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (b) dividend income received by a Portfolio on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement, such distribution may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.  Similarly, any Fund distribution of income that is attributable to (x) income received by a Portfolio in lieu of tax-exempt interest with respect to securities on loan or (y) tax-exempt interest received by a Portfolio on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement, may not constitute an exempt-interest dividend to shareholders.

If a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

If a Portfolio holds, directly or indirectly, one or more "tax credit bonds" (including build America bonds, clean renewable energy bonds, and qualified tax credit bonds) on one or more applicable dates during a taxable year, a Fund investing in the Portfolio may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the bond otherwise allowed to the Fund.  In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to the tax credits.  A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code, and the amount of the tax credits may not exceed the amount designated by the Fund in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.  Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Investments in Other Regulated Investment Companies

In certain cases, the amount of income and gains realized by a Portfolio from its investments in shares of regulated investment companies ("underlying funds")  may be greater (or less) than such amounts would have been had the Portfolio invested directly in securities held by the underlying funds.  For similar reasons, the tax attributes of such income and gains (e.g., long-term capital gain, eligibility for the dividends-received deduction, etc.) may not be the same as it would have been had the Portfolio invested directly in the securities held by the underlying funds.

If a fund received tax credit bond credits from an underlying fund that qualifies as a RIC, and the underlying fund made an election to pass through such tax credits to its shareholders, then the fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the fund meets the shareholder notice and other requirements.

Derivatives, Hedging, and Related Transactions

 A Portfolio’s transactions in derivative instruments (e.g. options, futures , forward contracts, swap agreements), as well as any of its other hedging transactions, may be subject to one or more special tax rules ( e.g. notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Portfolio’s securities. These rules could therefore affect the amount, timing and/or character of income allocated to a Fund and its distributions to shareholders.  Because the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of a Portfolio’s investments in derivative instruments and its hedging activities are likely to produce a difference between the book income and the taxable income of a Fund investing in the Portfolio.  If there are differences between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders.  If a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.  If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

Exempt-Interest Dividends

The Tax Free Fund and Short-Term Tax Exempt Bond Fund intend to pay dividends (“exempt-interest dividends”) that pass through to shareholders the tax-exempt character of exempt interest earned by the Tax Free and Short-term Tax-Exempt Bond Portfolios for U.S. federal income tax purposes. A Fund is eligible to pay exempt-interest dividends only for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from federal tax under section 103(a) of the Code. Each of the Tax Free and Short-term Tax-Exempt Bond Portfolios (and therefore each of the Tax Free and Short-term Tax-Exempt Bond Funds) intends to satisfy this requirement. Fund distributions designated as exempt-interest dividends are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but they may be subject to state and local taxes. In addition, an investment in the Fund may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders.  For example, if the Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds.

Distributions of the Tax Free Fund and Short-Term Tax Exempt Bond Fund’s income and gains other than exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of Capital Gain Dividends (defined above) will be taxable as long-term capital gains.

Entities or persons who are “substantial users” (or persons related to substantial users) of facilities financed by PABs or industrial development bonds (“IDBs”) should consult their tax advisors before purchasing shares of a Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term “substantial user” is defined generally to include a non-exempt person who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Funds) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends paid by the Funds still are tax-exempt to the extent described in each Fund’s prospectus; but they are included in the calculation of whether a recipient’s income exceeds the base amounts, and may therefore increase the amount of benefits that is taxable to the recipient.

Foreign Income

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio’s assets to be invested in various countries (if any) will vary. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Portfolio or a Fund.

Investments in Original Issue Discount Securities

A Portfolio’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require a Fund to accrue and distribute income not yet received. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Portfolio will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Portfolio’s income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

In addition, some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired in the secondary market by a Portfolio may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Portfolio may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income allocated to a Fund that invests in the Portfolio.

Furthermore, some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Portfolio may be treated as having market discount or OID. Generally, a Fund investing in such a Portfolio will be required to include the market discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Portfolio may make one or more of the elections applicable to debt obligations having market discount or OID, which could affect the character and timing of recognition of income allocated to a Fund investing in the Portfolio.

If a Portfolio holds the foregoing kinds of securities, a Fund investing in the Portfolio may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Portfolio actually received and distributed to its investors. Such distributions may be made from the cash assets of the Fund or by liquidation of the Fund’s interests in the Portfolio and/or by liquidation of the Portfolio’s securities (including at a time when it may not be advantageous to do so), if necessary. The Portfolio may realize gains or losses from the sale of underlying securities, and, as a result, the Fund’s shareholders may receive a larger Capital Gain Dividend than they would in the absence of such transactions.

Certain Investments in REITs and other Mortgage Pooling Vehicles

Any investment by a Portfolio in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Portfolio's receipt of cash in excess of the REIT’s earnings; if the Fund, in turn, distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.  Investments in REIT equity securities also may require a Portfolio, and therefore a Fund, to accrue income not yet received.  To generate sufficient cash for a Fund to make the requisite distributions to maintain its qualification for treatment as a RIC under the Code, a Fund may be required to redeem a portion of its interest in a Portfolio.  The Portfolio in turn may sell investments in order to meet such redemption requests, including at a time when it may not be advantageous to do so. Dividends received from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Portfolio may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations ("CMOs") with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools ("TMPs").  Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Portfolio from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.  As a result, a Fund that invests in a Portfolio holding such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated by a Fund to its shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Backup Withholding

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

Redemptions and Exchanges

Redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any  Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. In addition, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be disallowed, to the extent of any exempt-interest dividends received by the shareholder with respect to the shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other substantially identical shares within 30 days before or after the sale of the loss shares. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Tax-Exempt Shareholders

 Income of a RIC that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.  Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.  Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.”  Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in each Fund.  CRTs are urged to consult their tax advisors concerning the consequences of investing in each Fund.

Tax Shelter Reporting

If a Fund shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Investors

Non-U.S. investors in the Funds should consult their tax advisors concerning the tax consequences of ownership of shares in the Funds. Distributions properly designated as Capital Gain Dividends and exempt-interest dividends generally will not be subject to withholding of U.S. federal income tax. However, exempt-interest dividends may be subject to backup withholding (as discussed above). In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code ( a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2010, the Fund will not be required to withhold any amounts (a) with respect to distributions (other than distributions to a foreign person (i) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by each Fund ("interest-related dividends"), and (b) with respect to distributions (other than (i) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (ii) distributions subject to special rules regarding the disposition of U.S. real property interests (described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly designated by the Fund ("short-term capital gain dividends").  Depending on the circumstances, a Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.  Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above.  It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment.  Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends or exempt-interest dividends unless (a) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (b) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (c) the Capital Gain Dividends are attributable to gains from the sale or exchange of “U.S. real property interests” (“USRPIs”) as defined generally below.

If a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Special rules apply to distributions to certain foreign shareholders from a RIC that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or RICs and not-greater-than-5% interests in publicly traded classes of stock in REITs or RICs.  Additionally, special rules apply to the sale of shares in a RIC that is a USRPHC.  Very generally, a USRPHC is a domestic corporation that holds USRPIs (including indirectly through a Portfolio) — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. Each Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of these exceptions, and thus does not expect these special tax rules to apply.

In order for a foreign person to qualify for any exemptions from withholding described above or from lower withholding tax rates under income tax treaties, or to establish an exemption from back back-up withholding, the foreign person must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Non-U.S. investors in the Funds should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships.  Additional considerations may apply to foreign trusts and estates.  Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax on income referred to above.

General Considerations

The foregoing discussion summarizes some of the consequences under the current U.S. federal income tax law of an investment in the Funds. It is for general information only and not a substitute for personal tax advice. Consult your personal tax advisor about the potential U.S. federal income tax consequences of an investment in the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

UNDERWRITER

As of August 1, 2009, State Street Global Markets, LLC serves as the Funds’ Distributor (the “Distributor”) pursuant to the Distribution Agreement by and between the Distributor and the Trust. Pursuant to the Distribution Agreement, the Funds pay the Distributor fees under the Rule 12b-1 Plan in effect for the Funds. For a description of the fees paid to the Distributor under the Rule 12b-1 Plan, see “Shareholder Servicing and Distribution Plans,” above. The Distributor is not obligated to sell any specific number of shares and will sell shares of a Fund on a continuous basis only against orders to purchase shares. The principal business address of the Distributor is One Lincoln Street, Boston, MA 02111. Prior to August 1, 2009, ALPS Distributors Inc. served as the Funds’ Distributor pursuant to the Distribution Agreement by and between the Distributor and the Trust.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended December 31, 2009 for the Funds in operation at that date are included in the Annual Report of the Trust, which was filed with the SEC on March 9, 2010 as part of the Trust’s filing on Form N-CSR and are incorporated into this SAI by reference. The Annual Report is available, without charge, upon request, by calling (866) 392-0869.

APPENDIX A

RATINGS OF DEBT INSTRUMENTS

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) - LONG TERM DEBT RATINGS. The following is a description of Moody’s debt instrument ratings.

Aaa - Bonds that are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Bonds that are rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Bonds that are rated A are considered upper-medium grade and are subject to low credit risk.

Baa -  Baa rated bonds are considered medium-grade obligations, and as such may possess certain speculative characteristics and are subject to moderate credit risk.

Ba -  Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B and Lower - Bonds which are rated B are considered speculative and are subject to high credit risk.  Bonds which are rated Caa are of poor standing and are subject to very high credit risk.  Bonds which are rated Ca represent obligations which are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.  Bonds which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

P-1 -  Moody’s short-term ratings are opinions of the ability of issuers (or supporting institutions) to honor short-term financial obligations.  Such obligations generally have an original maturity not exceeding thirteen months. The designation “Prime-1” or “P-1” indicates a superior ability to repay short-term debt obligations.

P-2 -  Issuers (or supporting institutions) have a strong ability to repay short-term debt obligations.

P-3 -  Issuers (or supporting institutions) have an acceptable ability to repay short-term debt obligations.

STANDARD & POOR’S RATING GROUP (“S&P”). S&P’s ratings are based, in varying degrees, on the following considerations: (i) the likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (ii) the nature of and provisions of the obligation; and (iii) the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality obligations.  Their capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only by a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB - Bonds rated BBB exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

BB and Lower - Bonds rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics with respect to the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation.  BB indicates the least degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings AA to C may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-1-  Standard & Poor’s short-term issue credit ratings are current assessments of the likelihood of timely payments of debt having original maturity of no more than 365 days. The A-1 designation indicates that the capacity for payment is extremely strong.

A-2-  The capacity for timely payment on issues with this designation is strong.  However, a short-term debt with this rating is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rating categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH RATINGS. (“FITCH”).

Fitch Ratings cover a global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue.

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative - ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

Fitch Rating’s appends the modifiers “+” or “-” to denote relative status within the major rating categories.

A short-term rating has a time horizon of up to 13 months for most obligations, or up to 36 months for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1.  Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2.  Good short-term credit quality.  A Good intrinsic capacity for timely payment of financial commitments.

F3.  Fair short-term credit quality.  The intrinsic capacity for timely payment of financial commitments is adequate.

B.  Speculative short-term credit quality.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C.  High short-term default risk.  Default is a real possibility.

D.  Default.  Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

E. Restricted Default.  Indicates an entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

APPENDIX B

STATE STREET MASTER FUNDS
STATE STREET INSTITUTIONAL INVESTMENT TRUST

PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of State Street Master Funds and State Street Institutional Investment Trust (the “Trusts”) has determined that it is in the best interests of the Trusts and their respective series (each, a “Fund” and collectively, the “Funds”) for the Trusts to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.

I.	POLICY

It is the policy of the Trusts to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to SSgA Funds Management, Inc. (the “Adviser”) as a part of the Adviser’s general management of the Funds’ portfolios, subject to the Board’s continuing oversight. The Board of Trustees of the Trusts (the “Board”) hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.

II.	FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.	PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.

B. Voting Record Reporting. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trusts at least annually. Such voting record information shall be in a form acceptable to the Trusts and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trusts and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest(1), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C. Record Retention. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the 1940 Act and the rules promulgated thereunder.
__________

(1)
As it is used in this document, the term “conflict of interest” refers to a situation in which the principal underwriter, Adviser or affiliated persons of the principal underwriter or Adviser have an interest in a matter presented by a proxy other than the obligation it incurs as a service provider to the Funds which could potentially compromise the principal underwriter’s or Adviser’s independence of judgment and action with respect to the voting of the proxy.

D. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund’s principal underwriter or Adviser and the applicable Fund’s shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trusts that a conflict of interest cannot be resolved under the Adviser’s Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trusts of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV.	REVOCATION

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.	ANNUAL FILING

The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(2)

VI.	DISCLOSURES

A.The Trusts shall include in its registration statement:

1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts’ toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B. The Trusts shall include in its annual and semi-annual reports to shareholders:

1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trusts to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trusts’ toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

VII. REVIEW OF POLICY.

The Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.
__________

(2)           The Trusts must file their first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

APPENDIX C

Proxy Voting Policy

FEBRUARY 2010

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which we have discretionary authority in the best interests of our clients. This means that we make proxy voting decisions in the manner we believe will most likely protect and promote the long-term economic value of client accounts. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to this FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the FM Corporate Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
2) provides the client with this written proxy policy, upon request;
3) discloses to its clients how they may obtain information on how FM voted the client’s proxies;
4) matches proxies received with holdings as of record date;
5) reconciles holdings as of record date and rectifies any discrepancies;
6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
7) documents the reason(s) for voting for all non-routine items; and
8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the FM Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on FM discretionary portfolios. In addition, the FM Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating FM positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not its own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the monetary value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG for RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The FM Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The FM Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited, which fall into one of the following categories:

(i) proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii) proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The FM Corporate Governance Team identifies these proxies using a number of methods, including but not limited to, in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by FM Corporate Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be material before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.

In instances of significant circumstances or issues not directly addressed by our policies or guidance to RMG, the issue is referred to the FM Global Proxy Review Committee (“FM PRC”) for a determination of the proxy vote. In making the determination whether to refer a proxy vote to the FM PRC, the FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of FM’s Corporate Governance Team determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients (i.e., to maximize the economic value of our clients’ securities). The FM PRC may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the SSgA Investment Committee for a final decision on voting the proxy. The SSgA Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers consistent with these guidelines; however, FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes to the extent that local market practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote that have little or no effect on shareholder value, but are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow local market practice. FM votes in all markets where it is feasible; however, FM may refrain from voting meetings where voting will have a material impact on our ability to trade the security or where issuer-specific special documentation is required. FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Proxy Voting Guidelines

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I. Generally, FM votes for the following ballot items:

Board of Directors

•
Elections of directors in an uncontested election who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by FM), or whether the nominee receives non-board related compensation from the issuer

•
Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders

•
Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern

•
The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors (e.g., 80% or more), including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

•	Mandates requiring a majority of independent directors on the board of directors

•	Mandates that audit, compensation and nominating committee members should all be independent directors

•	Mandates giving the audit committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting

•	Proposals seeking to establish or decrease an existing required ownership threshold that offer shareholders the right to call special meetings to as low as 10% of shares outstanding.

•	Proposals seeking to fix the board size or designate a range for the board size

•	Proposals to restore shareholders’ ability to remove directors with or without cause

•	Proposals that permit shareholders to elect directors to fill board vacancies

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid

Auditors

•
Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•
Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors*

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of auditor and consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend that constitutes 30% or more of net income

•
Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes that eliminate other classes of stock and/or unequal voting rights

•
Changes in capitalization authorization for stock splits, stock dividends, and other specified needs that are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•
Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific: ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

•	Elimination of shareholder rights plans (“poison pill”)

•
Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•
Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

_______________________
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•
Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer

•	Other stock-based plans that are not excessively dilutive, using the same process set forth in the preceding bullet

•
Management proposals that request an advisory vote on executive compensation where there is a strong correlation between the change in pay and the change in total shareholder return over a five-year period

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

•	Remuneration policies that are judged to be in-line with local market practices

Routine Business Items

•
General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

Other

•	Adoption of anti-greenmail provisions

•	Repeals or prohibitions of greenmail provisions

•	Opting-out of business combination provision

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced

•	Management proposals to implement a reverse stock split to avoid delisting

•	Proposals to allow or make easier shareholder action by written consent

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

• Shareholder proposals to put option repricings to a shareholder vote

• Shareholder proposals requiring the separation of the chairman/CEO position taking into account company performance

II. Generally, FM votes against the following items:

Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill)

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•
Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by FM)

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly backdated or spring-loaded

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies

•	Proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval

•	Shareholder proposals requiring two candidates per board seat

•	Proposals asking the board to adopt any form of majority voting for election of directors, unless the majority standard indicated is based on a majority of shares outstanding

Capitalization

•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•
Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

•	Adjournment of meeting to solicit additional votes in connection with a merger or transaction

Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans that are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

•	Amendments to bylaws that would require supermajority shareholder votes to pass or repeal certain provisions

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation.

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to restrict or prohibit shareholder ability to take action by written consent

Other

•	Proposals asking companies to adopt full tenure holding periods for their executives

Mergers and Acquisitions

FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists

Special Note Regarding Social and Environmental Proposals

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which FM philosophically agrees, but absent a compelling economic impact on shareholder value, FM will typically abstain from voting on these proposals.

Protecting Shareholder Value

FM has designed our proxy voting policy and procedures with the intent that our clients receive the best possible returns on their investments.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. During our discussions, we focus on the attributes and practices that we believe enhance our clients’ returns, and we use each piece of information we receive—whether from clients, consultants, the media, issuers, RMG, or other sources—as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices. The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. We believe that FM should support proposals that encourage economically advantageous corporate practices and governance, while leaving direct oversight of company management and strategy to boards of directors. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date, while we have not filed proposals or initiated letterwriting or other campaigns, we have used our active participation in the corporate governance process—especially the proxy voting process—to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process:

customers of FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the FM Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the FM Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its FM relationship manager.

Copyright 2010 SSgA FM. All rights reserved.

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